AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 10, 2004

                                                        Registration No. 333-
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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM S-3
                           REGISTRATION STATEMENT
                                   Under
                         THE SECURITIES ACT OF 1933

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                             THE ROUSE COMPANY
           (Exact name of registrant as specified in its charter)
                                  Maryland
       (State or other jurisdiction of incorporation or organization)
                                 52-0735512
                    (I.R.S. Employer Identification No.)
                       10275 Little Patuxent Parkway
                       Columbia, Maryland 21044-3456
                               (410) 992-6000

             (Address including zip code, and telephone number,
               including area code, of registrant's principal
                             executive offices)

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                              Gordon H. Glenn
                 Senior Vice-President and General Counsel
                       10275 Little Patuxent Parkway
                       Columbia, Maryland 21044-3456
                               (410) 992-6000
          (Name, address including zip code, and telephone number,
                 including area code, of agent for service)

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                                  Copy to:
                            Kenneth R. Blackman
                Fried, Frank, Harris, Shriver & Jacobson LLP
                             One New York Plaza
                       New York, New York 10004-1980
                               (212) 859-8000

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     Approximate date of commencement of proposed sale to public: As soon as practicable after the Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-67137

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


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                      CALCULATION OF REGISTRATION FEE

=================================== =========================== =========================== ==========================

      Title of each class of          Amount to be Registered   Proposed Maximum Aggregate  Amount of Registration
    Securities to be Registered (1)                                 Offering Price (1)                Fee
----------------------------------- --------------------------- --------------------------- --------------------------
Debt securities                       $50,000,000               $50,000,000                 $6,335

(1)  Estimated solely for purposes of calculating the amount of the registration fee pursuant to Rule 457 under the Securities Act of 1933

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

              EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"), and includes the registration statement facing page, this page, the signature page, an exhibit index, and the exhibits filed herewith. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-67137) of The Rouse Company, including the exhibits thereto, are incorporated by reference into this registration statement.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, The Rouse Company certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbia, State of Maryland, on the 10th day of March, 2004.

                             THE ROUSE COMPANY


                                            By: /s/ Anthony W. Deering
                                               ------------------------------
                                                   Anthony W. Deering
                                                   Chairman of the Board and
                                                   Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Principal Executive Officer:


/s/ Anthony W. Deering                   Chairman of the Board and Chief       March 10, 2004
Anthony W. Deering                       Executive Officer
Principal Financial Officer:

/s/ Thomas J. DeRosa                     Vice Chairman and Chief Financial     March 10, 2004
Thomas J.  DeRosa                        Officer
Principal Accounting Officer:

/s/ Melanie M. Lundquist                 Senior Vice President and Corporate   March 10, 2004
Melanie M. Lundquist                     Controller


                           THE BOARD OF DIRECTORS

/s/ David H. Benson                Director                     March 10, 2004
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David H. Benson


/s/ Jeremiah E. Casey              Director                     March 10, 2004
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Jeremiah E. Casey


/s/ Platt W. Davis, III            Director                     March 10, 2004
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Platt W. Davis, III


/s/ Anthony W. Deering             Director                     March 10, 2004
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Anthony W. Deering


/s/ Rohit M. Desai                 Director                     March 10, 2004
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Rohit M. Desai


/s/ Bruce W. Duncan                Director                     March 10, 2004
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Bruce W. Duncan


/s/ Juanita T. James               Director                     March 10, 2004
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Juanita T. James


/s/ Bert N. Mitchell               Director                     March 10, 2004
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Bert N. Mitchell


/s/ Roger W. Schipke               Director                     March 10, 2004
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Roger W. Schipke


/s/ John G. Schreiber              Director                     March 10, 2004
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John G. Schreiber


/s/ Mark R. Tercek                 Director                     March 10, 2004
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Mark R. Tercek


/s/ Gerard J. M. Vlak              Director                     March 10, 2004
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Gerard J. M. Vlak

EXHIBITS

    Exhibit No.     Description

       5.1 Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, dated March 10, 2004
      23.1          Consent of KPMG LLP, dated March 10, 2004
      23.2 Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1 above)